TAXATION	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
TAXATION
TAXATION

Bermuda
We were incorporated in Bermuda. Under current Bermuda law, we are not required to pay taxes in Bermuda on either income or capital gains. We have received written assurance from the Minister of Finance in Bermuda that, in the event of any such taxes being imposed, we will be exempted from taxation until March 31, 2035.

United States
We do not accrue U.S. income taxes as we are not engaged in a U.S. trade or business and are exempted from a gross basis tax under Section 883 of the U.S. Internal Revenue Code. A reconciliation between the income tax expense resulting from applying the U.S. Federal statutory income tax rate and the reported income tax expense has not been presented herein as it would not provide additional useful information to users of the financial statements as our net income is subject to neither Bermuda nor U.S. tax.

Other Jurisdictions
Certain of our subsidiaries in Singapore and Norway are subject to income tax in their respective jurisdictions. The tax paid by our subsidiaries that are subject to income tax is not material.

We do not have any unrecognized tax benefits, material accrued interest or penalties relating to income taxes. Based upon review of applicable laws and regulations, and after consultation with counsel, we do not believe we are subject to material income taxes in any jurisdiction.